SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2012

Guidance Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33197	95-4661210
(Commission File Number)	(IRS Employer Identification No.)

215 North Marengo Avenue, Pasadena, CA	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 626-229-9191

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

At the annual shareholder meeting on May 9, 2012, the shareholders of Guidance Software, Inc. (the “Company”) approved the Second Amendment (the “Second Amendment”) to the Guidance Software Second Amended and Restated 2004 Equity Incentive Plan (the “Plan”).

The Second Amendment amends the Plan to:

•	Increase the aggregate number of shares of the Company’s common stock available for awards under the Plan by an additional 2,500,000 shares, from 9,088,313 shares to a total of 11,588,313 shares;

•	Prohibit the re-pricing of stock options and the cancellation of underwater options in exchange for cash payments or other awards, without the approval of the Company’s stockholders;

•

Provide that shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award will count against the limit of shares available for awards under the Plan; and

•	Modify the initial and annual equity award grants to the Company’s non-employee directors.

The Company’s Board of Directors approved the Second Amendment on March 13, 2012, subject to approval by the Company’s shareholders at the Company’s 2012 annual shareholder meeting. A more extensive discussion of the Plan and Second Amendment is contained in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 23, 2012 (the “Proxy Statement”). The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment which is filed as Appendix 1 to the Proxy Statement and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company’s 2012 annual shareholder meeting was held on May 9, 2012. As of the record date for the meeting, the Company had 27,086,890 shares of common stock outstanding, each of which is entitled to one vote. The voting tabulation was as follows:

Eligible votes :	27,086,890
Shares voted :	23,146,300
Percentage of eligible shares voted:	85.45%
Proxies Cast:	137

All of the nominees for director listed in Proposal 1 of the Proxy Statement were elected as follows:

	Vote type	Voted	Voted (%)	Outstanding (%)
Shawn McCreight	For Withheld Non Votes	20,988,281 485,920 1,672,099	97.74 2.26	77.49 1.79 6.17
Victor Limongelli	For Withheld Non Votes	21,260,351 213,850 1,672,099	99.00 1.00	78.49 0.79 6.17
Jeff Lawrence	For Withheld Non Votes	14,673,752 6,800,449 1,672,099	68.33 31.67	54.17 25.11 6.17
Kathleen O’Neil	For Withheld Non Votes	16,197,007 5,277,194 1,672,099	75.43 24.57	59.80 19.48 6.17
Stephen Richards	For Withheld Non Votes	14,617,310 6,856,891 1,672,099	68.07 31.93	53.97 25.31 6.17
Robert van Schoonenberg	For Withheld Non Votes	14,673,017 6,801,184 1,672,099	68.33 31.67	54.17 25.11 6.17

Proposal 2 of the Proxy Statement, ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for its fiscal year ending December 31, 2012, was approved by the following vote:

Proposal	Vote type	Voted	Voted (%)	Outstanding (%)
ACCOUNTANTS	For Against Abstain Non Votes	22,702,707 440,663 2,930 0	98.09 1.90 0.01	83.81 1.63 0.01

Proposal 3 of the Proxy Statement, approval of the Company’s Second Amendment to its Second Amended and Restated 2004 Equity Incentive Plan, was approved by the following vote:

Proposal	Vote type	Voted	Voted (%)	Outstanding (%)
EQUITY INCENTIVE PLAN	For Against Abstain Non Votes	16,533,916 4,923,781 16,504 1,672,099	76.99 22.93 0.08	61.04 18.18 3.46 6.17

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guidance Software, Inc.
(a Delaware Corporation)

/S/ VICTOR LIMONGELLI
Victor Limongelli
Chief Executive Officer, President and Director

May 11, 2012